UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 13, 2015
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE. CUDAHY, WISCONSIN		53110
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 13, 2015, we held our annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) the election of three Class II directors, each to serve for a three-year term expiring at our 2018 annual meeting of stockholders; and (2) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see our definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2015.

	Proposal 1:	Election of Directors

	The director nominees listed below were elected as the three Class II directors to serve for a three-year term expiring at our 2018 annual meeting of stockholders based on the following vote:
		Name	For	Withheld	Broker Non-Votes
		William S. Urkiel	34,944,085	1,336,529	826,384
		Chad M. Utrup	35,164,620	1,115,994	826,384
		Judith A. Vijums	33,559,348	2,721,266	826,384

	Proposal 2:	Ratification of the Appointment of Independent Registered Public Accounting Firm

	Deloitte & Touche LLP was ratified as our independent registered public accounting firm for our fiscal year ending December 31, 2015 based on the following vote:
		For	Against	Abstain	Broker Non-Votes
		36,421,219	398,599	287,180	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: May 18, 2015	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer